EXHIBIT 99.121

                            FOURTH AMENDMENT TO THE
                        NORTH VALLEY BANCORP 401(K) PLAN
                        --------------------------------

This Fourth Amendment (Amendment) to the North Valley Bancorp 401(k) Plan
(Plan) is hereby adopted by North Valley Bancorp (Employer).

                                    RECITALS
                                    --------

A.       The Employer adopted the Plan effective January 1, 1984.

B. The Plan was restated in its entirety, effective January 1, 1994, and was subsequently restated in its entirety on February 20, 1997.

C. Effective July 1, 2002, the Plan was amended and restated to include certain changes required by the Uniform Services Employment and Reemployment Rights Act (USERRA), the Uruguay Round Agreement Act of 1994 (GATT), the Small Business Job Protection Act of 1996 (SBJPA '96), the Taxpayer Relief Act of 1997 (TRA '97), and the Community Renewal Tax Relief Act of 2000.

D. Effective October 12, 2000, the Employer acquired Six Rivers National Bank. All employees who participated in the Six Rivers National Bank Profit Sharing 401(k) Plan (Six Rivers Plan) on the day before the acquisition were eligible to participate in the Plan on the first day of the payroll period following the acquisition date.

E. Effective July 1, 2002, the Plan was amended to allow participants to defer up to fifty percent (50%) of their compensation, to exclude severance pay and taxable fringe benefits from the definition of compensation for only salary deferral contributions, and to provide that salary deferrals can be reinstated on the first day of each month.

F. Effective January 1, 2002, the Plan was amended to reflect certain changes required by the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA).

G. Effective January 1, 2003, the Plan was amended by the former prototype plan sponsor, Diversified Investment Advisors, to adopt the provisions described in Q&A 3 of Final Treasury Regulations section 1.401(a)(9)-1, published on April 17, 2002, regarding the plan document provisions necessary to comply with Internal Revenue Code (Code) section 401(a)(9).

H. In August 2004, the Employer amended the Plan to provide for the participation of the employees of Yolo Community Bank (YCB), effective

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         September 1, 2004, as a result of the merger of YCB into the new Yolo
         Community Bank, a wholly-owned subsidiary of North Valley Bancorp, effective August 31, 2004, to provide for the crediting of prior service with YCB for purposes of eligibility, accrual of benefits and vesting under the Plan and to provide the Employer the opportunity to make "safe harbor" contributions to the Plan for each Plan Year that the Employer so elects and provides the required safe harbor notice under the Code.

I. In September 2004, the Employer amended and restated the Plan to clarify and conform certain provisions to its original intent that was not accurately captured in the August 2004 amendment and restatement.

J. The Employer amended the Plan to reduce the limit for making distributions without participant consent from five thousand dollars ($5,000) to one thousand dollars ($1,000), effective March 28, 2005, and to change the matching contribution rate to fifty percent (50%) on every dollar up to the first six percent (6%) of the employee's compensation, effective July 1, 2005.

K. Effective July 1, 2005, the Employer amended the Plan to eliminate all forms of distribution from the Plan other than hardship withdrawals, lump sum distributions and eligible rollover distributions.

L. In December 2005, the Employer amended the Plan to provide that all contributions will be held in a trust and not under a group annuity contract as a trust equivalent.

M. The Employer now wishes to amend the Plan to comply with the final Treasury regulations promulgated under Code sections 401(k) and 401(m) effective January 1, 2006.


                              OPERATIVE PROVISIONS
                              --------------------

In accordance with the foregoing recitals, the Employer hereby amends the Plan effective January 1, 2006:

1. Effective January 1, 2006, Plan section 6.05(B) is amended in its entirety to read as follows:

         B.       Actual Deferral Percentage Test.
                  -------------------------------

                  1. The Actual Deferral Percentage for eligible Highly Compensated Employees for such Plan Year shall not exceed the greater of:


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                           a.       One hundred twenty-five percent (125%) of
                                    the Actual Deferral Percentage for all
                                    Nonhighly Compensated Employees for the
                                    current Plan Year; or

                           b.       The lesser of:

                                    (1)      Two hundred percent (200%) of the
                                             Actual Deferral Percentage for all
                                             Nonhighly Compensated Employees for
                                             the current Plan Year; or

                                    (2)      The Actual Deferral Percentage for
                                             all Nonhighly Compensated Employees
                                             for the current Plan Year plus two
                                             percent (2%).

                  2. This Plan is using the current year testing method for purposes of the Actual Deferral Percentage Test.

                  3. In the event that this Plan satisfies the requirements of Code sections 401(a)(4), 401(k) or 410(b) only if aggregated with one (1) or more other plans, or if one (1) or more other plans satisfy the requirements of Code section 410(b) only if aggregated with this Plan, then the Actual Deferral Percentage test shall be applied by determining the Actual Deferral Percentages of the Employees as if all such plans were a single plan. If more than ten percent (10%) of the Employer's Nonhighly Compensated Employees are involved in a plan coverage change as defined in Treasury regulations section 1.401(k)-2(c)(4), then any adjustments to the Nonhighly Compensated Employee's Actual Deferral Percentage for the prior year will be made in accordance with such regulations, unless the Employer has elected to use the current year testing method. This Plan may be aggregated with one or more other plan to satisfy the requirements of Code sections 401(a)(4), 401(k) or 410(b) only if all of such other plans have the same Plan Year and use the same Actual Deferral Percentage testing method as this Plan.

                  4. The Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals or Qualified Elective Contributions allocated to such Participant's accounts under two (2) or more plans or arrangements described in Code section 401(k) that are maintained by the Employer or an Affiliated Employer shall be determined as if all such Elective Deferrals (and, if applicable, such Qualified Elective Contributions) were made under a single

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                           arrangement. If a Highly Compensated Employee
                           participates in two (2) or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different plan years, then Elective Contributions made during the Plan Year under all such arrangements shall be aggregated. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under the Treasury regulations promulgated under Code section 401(k).

                  5. For purposes of the Actual Deferral Percentage test, Elective Deferrals and Qualified Elective Contributions must be made before the last day of the twelve (12) month period immediately following the Plan Year to which contributions relate. The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Deferral Percentage test and the amount of Qualified Elective Contributions used in such test.

                  6. The determination and treatment of the Elective Deferrals, Qualified Elective Contributions and Actual Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury, including, but not limited to, the requirement that the amount of the Nonelective Contributions, including the Qualified Nonelective Contributions, satisfies Code section 401(a)(4), and the requirement that the amount of the Nonelective Contributions, excluding the Qualified Nonelective Contributions and those Nonelective Contributions treated as Matching Contributions for purposes of the Actual Contribution Percentage test, below, satisfies Code section 401(a)(4).

2. Effective January 1, 2006, Plan section 6.05(C) is amended in its entirety to read as follows:

         C.       Adjustment For Excessive Allocations.
                  ------------------------------------

                  In the event that the initial allocations of the Employer's contributions made pursuant to the Employer Contributions-Elective Contributions article does not satisfy one of the Actual Deferral Percentage tests, then the Employer's Contributions shall be adjusted pursuant to the options set forth below:

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                  1.       Each Highly Compensated Employee, beginning with the
                           Participant with the largest amount of Elective Contributions, shall have such Participant's portion of the Excess Contributions (and any earnings attributable to such excess) distributed to such Participant until one of the Actual Deferral Percentage tests is satisfied in the manner provided in the Treasury Regulations. To the extent that a Highly Compensated Employee has not reached his or her catch-up contribution limit under the Plan, Excess Contributions allocated to such Highly Compensated Employee are catchup contributions and will not be treated as Excess Contributions. Excess Contributions that are to be distributed shall be distributed on or before the fifteenth day of the third month following the end of each Plan Year if administratively feasible, but in no event later than the close of the following Plan Year.

                  2. The amount of Excess Contributions to be distributed under this paragraph shall be reduced by any Excess Elective Deferral, below, previously distributed to the Participant for the Participant's taxable year ending with or within the Plan Year.

                  3. Elective Contributions reduced under this paragraph shall not be eligible for Employer Matching Contributions.

                           Excess Contributions shall be treated as Annual Additions under the Plan.

                  4. Excess Contributions that are distributed to the Participant shall be adjusted for any income or loss. The income or loss allocable to Excess Contributions is calculated as follows:

                           a.       Income or loss allocable to the
                                    Participant's Elective Account (and, if
                                    applicable, the Qualified Nonelective
                                    Account or the Qualified Matching Account or
                                    both) for the Plan Year multiplied by a
                                    fraction, the numerator of which is such Participant's Excess Contributions for the Plan Year and the denominator of which is the sum of (i) the Participant's Account balance(s) attributable to Elective Contributions (and Qualified Employer Deferral Contributions if any of such contributions are included in the Actual Deferral Percentage test) as of the beginning of such Plan Year, plus (ii) any additional Elective Deferrals (and Qualified Employer Deferral Contributions if any of

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                                    such contributions are included in the
                                    Actual Deferral Percentage test made for the Plan Year); and

                           b. Income or loss shall be calculated up to the date of distribution.

                  5. Excess Contributions shall be distributed from the Participant's Elective Account and Qualified Matching Account (if applicable) in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the Actual Deferral Percentage test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Nonelective Account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Account and Qualified Matching Account.

                  6. A portion of the Nonelective Contributions or Matching Contributions shall be deemed a Qualified Nonelective Contribution or a Qualified Matching Contribution and shall be reallocated to the Accounts of those Nonhighly Compensated Employees whose Compensation tests in ascending order from the lowest testing Compensation to the testing Compensation needed to pass the Actual Deferral Percentage test in the amounts necessary to satisfy the Actual Deferral Percentage test as follows below. In addition, The Employer may make a Qualified Nonelective Contribution in an amount sufficient to satisfy the Actual Deferral Percentage test. Such Qualified Nonelective Contribution shall be allocated only to the Accounts of the Nonhighly Compensated Employees as follows:

                           a. The Qualified Nonelective Contribution shall be allocated first to the Nonhighly Compensated Employee with the lowest testing Compensation until one of the following occurs:

                                    (1)      The Actual Deferral Percentage test
                                             has been satisfied for the Plan
                                             Year;

                                    (2)      The Participant's annual additions
                                             for the Limitation Year equal the
                                             Participant's maximum annual
                                             additions for the Limitation Year
                                             under Code section 415, all as set
                                             forth in the Limitation On
                                             Contributions And Benefits article,
                                             below; or

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                                    (3)      The Qualified Nonelective
                                             Contribution allocated to the
                                             Participant for the Plan Year
                                             equals the product of the
                                             Participant's Compensation for the
                                             Plan Year multiplied by the greater
                                             of.

                                             (a)      Five percent (5%); or

                                             (b)      Two (2) times the Plan's
                                                      representative
                                                      contribution rate for the
                                                      Plan Year determined as
                                                      follows:

                                                      (i)   The Plan's
                                                            representative
                                                            contribution rate
                                                            for a Plan Year is
                                                            the lowest
                                                            applicable
                                                            contribution rate
                                                            for the Plan Year of
                                                            any Nonhighly
                                                            Compensated Employee
                                                            among a group of
                                                            eligible Nonhighly
                                                            Compensated
                                                            Employees that
                                                            consists of half of
                                                            all eligible
                                                            Nonhighly
                                                            Compensated
                                                            Employees for the
                                                            Plan Year (or, if
                                                            greater, the lowest
                                                            applicable
                                                            contribution rate of
                                                            any eligible
                                                            Nonhighly
                                                            Compensated Employee
                                                            in the group of all
                                                            eligible Nonhighly
                                                            Compensated
                                                            Employees for the
                                                            Plan Year and who is
                                                            employed by the
                                                            Employer on the last
                                                            day of the Plan
                                                            Year).

                                                      (ii)  The applicable
                                                            contribution rate
                                                            for an eligible
                                                            Nonhighly
                                                            Compensated Employee
                                                            for a Plan Year is
                                                            the sum of the
                                                            Qualified Matching
                                                            Contributions taken
                                                            into account under
                                                            the Actual Deferral
                                                            Percentage test for
                                                            the eligible
                                                            Nonhighly
                                                            Compensated Employee
                                                            for the Plan Year
                                                            and the Qualified
                                                            Nonelective
                                                            Contributions made
                                                            for the eligible
                                                            Nonhighly
                                                            Compensated Employee
                                                            for the Plan Year,
                                                            divided by the
                                                            eligible Nonhighly
                                                            Compensated
                                                            Employee's
                                                            Compensation for the
                                                            Plan Year.

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                           b.       The preceding step shall be repeated on a
                                    Participant-by-Participant basis in
                                    ascending order of testing Compensation
                                    until the Actual Deferral Percentage test has been satisfied for the Plan Year.

3. Effective January 1, 2006, Plan section 6.07(B) is amended in its entirety to read as follows:

         B.       Actual Contribution Percentage Test.
                  -----------------------------------

                  1. The Actual Contribution Percentage for eligible Highly Compensated Employees for such Plan Year shall not exceed the greater of.

                           a. One hundred twenty-five percent (125%) of the Actual Contribution Percentage for all other eligible Employees for the current Plan Year; or

                           b.       The lesser of:


                                    (1)      Two hundred percent (200%) of the
                                             Actual Contribution Percentage for
                                             all other eligible Employees for
                                             the current Plan Year; or

                                    (2)      The Actual Contribution Percentage
                                             for all other eligible Employees
                                             for the current Plan Year plus two
                                             percent (2%).

                  2. This Plan is using the current year testing method for purposes of the Average Contribution Percentage Test.

                  3. The Actual Contribution Percentage of the Highly Compensated Employees will be reduced (beginning with such Highly Compensated Employee whose Actual Contribution Percentage is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution.

                  4. In the event that this Plan satisfies the requirements of Code sections 401(a)(4), 401(m) or 410(b), only if aggregated with one (1) or more other plans, of if one or more other plans satisfy the requirements of Code section 410(b) only if aggregated with this Plan, then the Actual Contribution Percentage test shall be applied by

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                           determining the Contribution Percentages of the
                           Employees as if all such plans were a single plan. If more than ten percent (10%) of the Employer's Nonhighly Compensated Employees are involved in a plan coverage change as defined in Treasury regulations section 1.401(m)-2(c)(4), then any adjustments to the Nonhighly Compensated Employees' Actual Contribution Percentage for the prior year will be made in accordance with such regulations, unless the Employer has elected to use the current year testing method. This Plan may be aggregated with one or more other plans to satisfy the requirements of Code sections 401(a)(4), 401(m) or 410(b) only if all of such other plans have the same Plan Year and use the same testing method as this Plan.

                  5. The Contribution Percentage for any Highly Compensated Employee for the Plan Year who is eligible to receive Matching Contributions, Qualified Matching Contributions or Qualified Nonelective Contributions, or Elective Deferrals allocated to such Participant's account under two (2) or more plans described in Code section 401(a) or arrangements described in Code section 401(k)) that are maintained by the Employer or an Affiliated Employer shall be determined as if all such contributions and Elective Deferrals were made under a single plan. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be aggregated; provided, however, that certain plans shall be treated as separate if mandatorily disaggregated under Treasury regulations promulgated under Code section 401(m).

                  6. For purposes of the Actual Contribution Percentage test, Matching Contributions, Qualified Matching Contributions and Qualified Nonelective Contributions will be considered made for a Plan Year if made no later than the end of the twelve (12) month period beginning on the day after the close of the Plan Year. The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Contribution Percentage test and the amount of Qualified Nonelective Contributions and Qualified Matching Contributions used in such test.

                  7. The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

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

4. Effective January 1, 2006, Plan section 6.07(C) is amended in its entirety to read as follows:

         C.       Adjustment For Excessive Contribution Percentage.
                  ------------------------------------------------


                  1. In the event that the Plan shall fail to satisfy the Actual Contribution Percentage test in any Plan Year, then the Plan Administrator shall direct the Trustee to distribute the amount of the Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, to the Highly Compensated Employee group or, if the amount is forfeitable, forfeit such Excess Aggregate Contributions. Such distribution or forfeiture shall be made on behalf of the Highly Compensated Employee group in order of their Contribution Percentages beginning with the highest of such percentages in the manner provided in the Treasury Regulations. Forfeitures of Excess Aggregate Contributions shall be allocated after all other forfeitures under the Plan in the same manner as designated in the Forfeitures article. However, no such forfeiture shall be allocated to a Highly Compensated Employee whose contributions are reduced pursuant to this paragraph. Excess Aggregate Contributions shall be distributed or forfeited on or before the fifteenth day of the third month following the end of the Plan Year if administratively feasible, but in no event later than the close of the following Plan Year.

                  2. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, or if not forfeitable, distributed, no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year.

                  3. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

                  4. Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions is calculated as follows:

                           a.       Income or loss allocable to the
                                    Participant's Matching Account (if any, and if all amounts therein are not used in the

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

                                    Actual Deferral Percentage test) and, if applicable, Qualified Nonelective Account and Elective Account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the Plan Year and the denominator of which is the Participant's account balance(s) attributable to Contribution Percentage Amounts as of the beginning of such Plan Year, plus (ii) any additional Contribution Percentage Amounts, if any of such contributions are included in the Actual Contribution Percentage test made for the Plan Year; and

                           b. Income or loss allocable to the period between the end of the Plan Year and the date of distribution should be disregarded in determining income or loss.

                  5. Forfeitures of Excess Aggregate contributions shall be reallocated to the accounts of Nonhighly Compensated Employees.

                  6. Excess Aggregate Contributions shall be forfeited, if forfeitable, or distributed on a pro rata basis from the Participant's Matching Account, and Qualified Matching Account (and, if applicable, the Participant's Qualified Nonelective Account, or
                           both).


5. In all other respects, the Plan is hereby ratified, approved and confirmed.

IN WITNESS WHEREOF, the Employer has executed and adopted this Amendment on this ______ day of _______________ 2006.

                                       EMPLOYER:
                                       ---------

                                       NORTH VALLEY BANCORP


                                       By: _____________________________________
                                           Michael J. Cushman President & CEO



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